United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report:  July 31, 2001 .

                       Commission File Number:  000-28429

                               EWORLD TRAVEL CORP.

Nevada     68-0423301
(Jurisdiction  of  Incorporation)     (I.R.S.  Employer  Identification  No.)

34700  Pacific  Coast  Highway,  Suite  303,  Capistrano  Beach  CA     92624
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:  (949)  248-1765

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:     None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock


     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. The proposed acquisition of Powder River Basin Gas Corp. has been cancelled and will not occur. We resume focus on our pre-existing business plan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                               EWORLD TRAVEL CORP.


                              /s/Gerald Yakimishyn
                                Gerald Yakimishyn
                         sole remaining officer/director

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